UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (date of earliest event reported): July 26, 2018

JPMorgan Chase & Co.

(Exact name of registrant as specified in its charter)

Delaware	1-5805	13-2624428
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. employer identification no.)

270 Park Avenue, New York, New York	10017
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (212) 270-6000

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 3.03 Material Modification to Rights of Security Holders

On July 26, 2018, JPMorgan Chase & Co. (the “Firm”) issued a press release announcing that on September 10, 2018 (the “Liquidation Date”), BANK ONE Capital III will be liquidated, the 8.750% Preferred Securities (the “Trust Preferred Securities”) and the 8.750% Common Securities (the “Trust Common Securities”) issued by BANK ONE Capital III will be cancelled, and the 8.750% Junior Subordinated Deferrable Interest Debentures due September 1, 2030 (the “Debentures”) issued by JPMorgan Chase & Co. (as successor to Bank One Corporation) and currently held by BANK ONE Capital III will be distributed pro rata to the holders of the Trust Preferred Securities and Trust Common Securities, all in accordance with the declaration of trust of BANK ONE Capital III.

On the Liquidation Date, each $1,000 in liquidation amount of the Trust Preferred Securities will be exchanged for $1,000 principal amount of the Debentures, and the principal amount of the Debentures that is distributed to JPMorgan Chase & Co., as the holder of the Trust Common Securities, will be extinguished.

No action by the holders of the Trust Preferred Securities is required in order to effect the cancellation of the Trust Preferred Securities and the distribution of the Debentures. The exchange of the Trust Preferred Securities for the Debentures will be effected by The Bank of New York Mellon, as the institutional trustee for BANK ONE Capital III and as the trustee under the indenture pursuant to which the Debentures were issued, through the facilities and following the procedures of The Depository Trust Company.

The next scheduled interest payment on the Debentures after the Liquidation Date will include any accrued and unpaid distributions on the Trust Preferred Securities.

A copy of the press release referenced above is attached hereto as Exhibit 99.

Item 9.01 Financial Statements and Exhibits

(d) Exhibits

Exhibit No.	Description of Exhibit

99	JPMorgan Chase & Co. press release dated July 26, 2018

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

JPMorgan Chase & Co.
(Registrant)

By:	/s/ Jordan A. Costa
Jordan A. Costa Managing Director

Dated: July 26, 2018

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